Exhibit 99.1

Contact: Liz Sharp, VP Investor Relations

American Outdoor Brands Corporation

(413) 747-6284

lsharp@aob.com

American Outdoor Brands Corporation Reports

Second Quarter Fiscal 2019 Financial Results

SPRINGFIELD, Mass., December 6, 2018 — American Outdoor Brands Corporation (NASDAQ Global Select: AOBC), one of the world’s leading providers of firearms and quality products for the shooting, hunting, and rugged outdoor enthusiast, today announced financial results for the second quarter fiscal 2019, ended October 31, 2018.

Second Quarter Fiscal 2019 Financial Highlights

•	Quarterly net sales were $161.7 million compared with $148.4 million for the second quarter last year, an increase of 8.9%.

•	Gross margin for the quarter was 34.9% compared with 34.2% for the second quarter last year.

•	Quarterly GAAP net income was $6.7 million, or $0.12 per diluted share, compared with net income of $3.2 million, or $0.06 per diluted share, for the comparable quarter last year.

•

Quarterly Non-GAAP net income was $11.0 million, or $0.20 per diluted share, compared with $6.3 million, or $0.11 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments to net income exclude a number of acquisition-related costs, including amortization, one-time transaction costs, and fair value inventory step-up expense. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $26.7 million, or 16.5% of net sales, compared with $23.1 million, or 15.5% of net sales, for the comparable quarter last year.

James Debney, American Outdoor Brands Corporation President and Chief Executive Officer, said, “We are pleased with our second quarter operational and financial results, which reflect year-over-year increases in revenue and profitability in both our Outdoor Products & Accessories segment and our Firearms segment. Our Outdoor Products & Accessories segment, a strategically important market that we first entered just four years ago, generated approximately one-third of our revenue in the quarter. Sales growth occurred in both our Hunting & Shooting product categories, as well as our Cutlery & Tool product categories, and came from a variety of retailers, particularly our online retailers. We continued to expand our addressable market in electro-optic products with the launch of several new Crimson Trace products including rifle scopes designed for short, medium, and long-range applications, as well as five new, innovative red dot sights. In our Firearms segment, revenue growth reflected the success of our ‘bundle’ promotions booked earlier in the year and shipped in the second quarter. New firearm products, which we define as products launched within the past twelve months, represented 26.6% of our firearm revenue in the quarter and included strong sales of our M&P Shield 380 EZ pistol, which we launched in February of this year.”

“We made significant progress in the quarter on the completion of our new Logistics & Customer Services facility in Missouri – an important strategic initiative supporting our objective to be the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast. This 632,000 square foot, state-of-the-art facility will serve as our centralized logistics, warehousing, and distribution operation, for all of our products, facilitating our growth, enhancing our efficiencies, and allowing us to better serve customers across our entire organization. We remain on track to begin ramping initial operations in the near future.”

Jeff Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, commented, “For the six months ended October 2018, we had positive operating cash flow of $9.1 million as compared with a cash outflow of $30.7 million for the six months ended October 2017. During the current quarter, we accessed $25.0 million of our $350 million line of credit, which is expandable to $500 million. Our balance sheet remains strong with approximately $36.4 million of cash and $148.1 million of total net borrowings, as compared with over $220.0 million of net borrowings at the end of the comparable quarter last year.”

Financial Outlook

AMERICAN OUTDOOR BRANDS CORPORATION

NET SALES AND EARNINGS PER SHARE GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION (Unaudited)

	Range for the Three Months Ending January 31, 2019		Range for the Year Ending April 30, 2019
Net sales (in thousands)	$155,000	$165,000	$625,000	$635,000

GAAP income per share - diluted	$0.01	$0.05	$0.38	$0.42
Amortization of acquired intangible assets	0.11	0.11	0.41	0.41
Inventory step-up expense	—	—	0.01	0.01
Transition costs	—	—	0.01	0.01
Tax effect of non-GAAP adjustments	(0.03)	(0.03)	(0.12)	(0.12)

Non-GAAP income per share - diluted	$0.09	$0.13	$0.69	$0.73

Conference Call and Webcast

The company will host a conference call and webcast today, December 6, 2018, to discuss its second quarter fiscal 2019 financial and operational results. Speakers on the conference call will include James Debney, President and Chief Executive Officer, and Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference identification number 5876228. No RSVP is necessary. The conference call audio webcast can also be accessed live and for replay on the company’s website at www.aob.com, under the Investor Relations section. The company will maintain an audio replay of this conference call on its website for a period after the call. No other audio replay will be available.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) transition costs, (iii) acquisition-related costs, (iv) fair value inventory step-up, (v) the tax effect of non-GAAP adjustments, (vi) net cash (used in)/provided by operating activities, (vii) net cash used in investing activities, (viii) acquisition of businesses, net of cash acquired, (ix) interest expense (x) income tax (benefit)/expense, (xi) depreciation and amortization, (xii) stock-based compensation expenses, and (xiii) changes in contingent consideration; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About American Outdoor Brands Corporation

American Outdoor Brands Corporation (NASDAQ Global Select: AOBC) is a provider of quality products for shooting, hunting, and rugged outdoor enthusiasts in the global consumer and professional markets. The Company reports two segments: Firearms and Outdoor Products & Accessories. Firearms manufactures handguns, long guns, and suppressor products sold under the Smith & Wesson®, M&P®, Thompson/Center Arms™, and Gemtech® brands as well as provides forging, machining, and precision plastic injection molding services. Outdoor Products & Accessories provides shooting, hunting, and outdoor accessories, including reloading, gunsmithing, and gun cleaning supplies, tree saws, vault accessories, knives, laser sighting systems, tactical lighting products, and survival and camping equipment. Brands in Outdoor Products & Accessories include Smith & Wesson®, M&P®, Thompson/Center Arms™, Crimson Trace®, Caldwell® Shooting Supplies, Wheeler® Engineering, Tipton® Gun Cleaning Supplies, Frankford Arsenal® Reloading Tools, Lockdown® Vault Accessories, Hooyman® Premium Tree Saws, BOG POD®, Schrade®, Old Timer®, Uncle Henry®, Imperial®, Bubba Blade®, and UST®. For more information on American Outdoor Brands Corporation, call (844) 363-5386 or log on to www.aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our long-term strategy of being the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast market; our belief that our new logistics and customer service facility will serve as our centralized logistics, warehousing, and distribution operation, enabling us to facilitate growth, enhance efficiencies, and better serve customers across our entire organization; our belief that we will begin ramping initial operations in our new logistics facility in December 2018; and our expectations for net sales, GAAP income per diluted share, acquisition-related costs, amortization of acquired intangible assets, fair value inventory step-up and backlog expense, tax effect of non-GAAP adjustments, and non-GAAP income per diluted share for the third quarter of fiscal 2019 and for fiscal 2019. We caution that these statements are qualified by important risks, uncertainties and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability and costs of raw materials and components; speculation surrounding fears of terrorism and crime; our anticipated growth and growth opportunities; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; our penetration rates in new and existing markets; our strategies; our ability to maintain and enhance brand recognition and reputation; risks associated with the establishment of our new 630,000 square foot national logistics and customer service facility; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our outdoor products and accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2018.

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	October 31, 2018	April 30, 2018
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$36,407	$48,860
Accounts receivable, net of allowance for doubtful accounts of $1,276 on October 31, 2018 and $1,824 on April 30, 2018	63,899	56,676
Inventories	175,217	153,353
Prepaid expenses and other current assets	8,239	6,893
Income tax receivable	1,120	4,582

Total current assets	284,882	270,364

Property, plant, and equipment, net	179,636	159,125
Intangibles, net	101,964	112,760
Goodwill	191,821	191,287
Other assets	11,327	11,524

	$769,630	$745,060

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$38,425	$33,617
Accrued expenses and deferred revenue	33,889	41,632
Accrued payroll and incentives	12,836	10,514
Accrued income taxes	837	513
Accrued profit sharing	914	1,283
Accrued warranty	5,831	6,823
Current portion of notes and loans payable	6,300	6,300

Total current liabilities	99,032	100,682
Deferred income taxes	11,335	12,895
Notes and loans payable, net of current portion	177,369	180,304
Capital lease payable, net of current portion	38,667	22,143
Other non-current liabilities	6,985	6,888

Total liabilities	333,388	322,912

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 72,705,772 shares issued and 54,538,910 shares outstanding on October 31, 2018 and 72,433,705 shares issued and 54,266,843 shares outstanding on April 30, 2018	73	72
Additional paid-in capital	258,126	253,616
Retained earnings	398,846	389,146
Accumulated other comprehensive income	1,572	1,689
Treasury stock, at cost (18,166,862 shares on October 31, 2018 and April 30, 2018)	(222,375)	(222,375)

Total stockholders’ equity	436,242	422,148

	$769,630	$745,060

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
	(In thousands, except per share data)
Net sales	$161,703	$148,427	$300,536	$277,448
Cost of sales	105,317	97,628	191,728	186,017

Gross profit	56,386	50,799	108,808	91,431

Operating expenses:
Research and development	3,251	2,746	6,062	5,532
Selling and marketing	15,291	15,351	26,906	27,069
General and administrative	26,518	24,713	51,039	54,041

Total operating expenses	45,060	42,810	84,007	86,642

Operating income	11,326	7,989	24,801	4,789

Other (expense)/income, net:
Other income/(expense), net	8	(3)	(9)	1,295
Interest expense, net	(2,274)	(2,963)	(4,274)	(5,354)

Total other (expense)/income, net	(2,266)	(2,966)	(4,283)	(4,059)

Income from operations before income taxes	9,060	5,023	20,518	730
Income tax expense/(benefit)	2,395	1,789	6,208	(337)

Net income	6,665	3,234	14,310	1,067
Net income per share:
Basic	$0.12	$0.06	$0.26	$0.02

Diluted	$0.12	$0.06	$0.26	$0.02

Weighted average number of common shares outstanding:
Basic	54,444	54,044	54,395	53,975
Diluted	55,107	54,656	55,047	54,800

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Six Months Ended
	October 31, 2018	October 31, 2017
	(In thousands)
Cash flows from operating activities:
Net income	$14,310	$1,067
Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Depreciation and amortization	25,994	26,317
(Loss)/gain on sale/disposition of assets	(1,038)	34
Provision for losses on accounts receivable	146	354
Deferred income taxes	(1,519)	—
Change in fair value of contingent consideration	—	(1,300)
Stock-based compensation expense	3,952	4,179
Changes in operating assets and liabilities:
Accounts receivable	(7,278)	27,112
Inventories	(22,482)	(42,581)
Prepaid expenses and other current assets	(1,352)	(1,362)
Income taxes	3,786	(1,133)
Accounts payable	5,488	(8,725)
Accrued payroll and incentives	2,322	(11,640)
Accrued profit sharing	(369)	(10,399)
Accrued expenses and deferred revenue	(12,052)	(13,084)
Accrued warranty	(992)	262
Other assets	40	(362)
Other non-current liabilities	95	609

Net cash provided by/(used in) operating activities	9,051	(30,652)

Cash flows from investing activities:
Acquisition of businesses, net of cash acquired	—	(23,016)
Payments to acquire patents and software	(207)	(254)
Proceeds from sale of property and equipment	1,223	6
Payments to acquire property and equipment	(19,605)	(9,863)

Net cash used in investing activities	(18,589)	(33,127)

Cash flows from financing activities:
Proceeds from loans and notes payable	50,000	75,000
Payments on capital lease obligation	(323)	(323)
Payments on notes and loans payable	(53,150)	(3,150)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	1,158	1,058
Payment of employee withholding tax related to restricted stock units	(600)	(2,184)

Net cash (used in)/provided by financing activities	(2,915)	70,401

Net (decrease)/increase in cash and cash equivalents	(12,453)	6,622
Cash and cash equivalents, beginning of period	48,860	61,549

Cash and cash equivalents, end of period	$36,407	$68,171

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$4,339	$4,844
Income taxes	3,065	1,257

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Six Months Ended
	October 31, 2018		October 31, 2017		October 31, 2018		October 31, 2017
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$56,386	34.9%	$50,799	34.2%	$108,808	36.2%	$91,431	33.0%
Fair value inventory step-up	120	0.1%	91	0.1%	270	0.1%	91	0.0%

Non-GAAP gross profit	$56,506	34.9%	$50,890	34.3%	$109,078	36.3%	$91,522	33.0%

GAAP operating expenses	$45,060	27.9%	$42,810	28.8%	$84,007	28.0%	$86,642	31.2%
Amortization of acquired intangible assets	(5,444)	(3.4)%	(4,268)	(2.9)%	(10,890)	(3.6)%	(9,953)	(3.6)%
Transition costs	(382)	(0.2)%	(79)	(0.1)%	(382)	(0.1)%	(391)	(0.1)%
Acquisition-related costs	—	—	(259)	(0.2)%	—	—	(676)	(0.2)%

Non-GAAP operating expenses	$39,234	24.3%	$38,204	25.7%	$72,735	24.2%	$75,622	27.3%

GAAP operating income	$11,326	7.0%	$7,989	5.4%	$24,801	8.3%	$4,789	1.7%
Fair value inventory step-up	120	0.1%	91	0.1%	270	0.1%	91	0.0%
Amortization of acquired intangible assets	5,444	3.4%	4,268	2.9%	10,890	3.6%	9,953	3.6%
Transition costs	382	0.2%	79	0.1%	382	0.1%	391	0.1%
Acquisition-related costs	—	—	259	0.2%	—	—	676	0.2%

Non-GAAP operating income	$17,272	10.7%	$12,686	8.5%	$36,343	12.1%	$15,900	5.7%

GAAP net income	$6,665	4.1%	$3,234	2.2%	$14,310	4.8%	$1,067	0.4%
Fair value inventory step-up	120	0.1%	91	0.1%	270	0.1%	91	0.0%
Amortization of acquired intangible assets	5,444	3.4%	4,268	2.9%	10,890	3.6%	9,953	3.6%
Transition costs	382	0.2%	79	0.1%	382	0.1%	391	0.1%
Acquisition-related costs	—	—	259	0.2%	—	0.0%	676	0.2%
Change in contingent consideration	—	—	—	—	—	—	(1,300)	(0.5)%
Tax effect of non-GAAP adjustments	(1,570)	(1.0)%	(1,672)	(1.1)%	(3,120)	(1.0)%	(3,532)	(1.3)%

Non-GAAP net income	$11,041	6.8%	$6,259	4.2%	$22,732	7.6%	$7,346	2.6%

GAAP net income per share – diluted	$0.12		$0.06		$0.26		$0.02
Fair value inventory step-up	—		—		—		—
Amortization of acquired intangible assets	0.10		0.08		0.20		0.18
Transition costs	0.01		—		0.01		0.01
Acquisition-related costs	—		—		—		0.01
Change in contingent consideration	—		—		—		(0.02)
Tax effect of non-GAAP adjustments	(0.03)		(0.03)		(0.06)		(0.06)

Non-GAAP net income per share – diluted	$0.20		$0.11		$0.41		$0.13 (a)

(a)	Non-GAAP net income per share does not foot due to rounding.

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
Net cash (used in)/provided by operating activities	$(1,589)	$3,840	$9,051	$(30,652)
Net cash used in investing activities	(11,481)	(28,339)	(18,589)	(33,127)
Acquisition of businesses, net of cash acquired	—	23,016	—	23,016

Free cash flow	(13,070)	$(1,483)	$(9,538)	$(40,763)

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
GAAP net income	$6,665	$3,234	$14,310	$1,067
Interest expense	2,352	3,033	4,382	5,423
Income tax (benefit)/expense	2,395	1,789	6,208	(337)
Depreciation and amortization	12,816	12,304	25,560	25,831
Stock-based compensation expense	1,963	2,289	3,952	4,179
Fair value inventory step-up	120	91	270	91
Acquisition-related costs	—	259	—	676
Transition costs	382	79	382	391
Change in contingent consideration	—	—	—	(1,300)

Non-GAAP Adjusted EBITDAS	$26,693	$23,078	$55,064	$36,021